SECURED NOTE
                             Dated:  June 2, 2005

     For value received, the undersigned (the "Obligors"), jointly and severally, agree to pay to Thaddeus A. Wier, Jr. (the "Payee") the sum of TWO MILLION AND SEVENTY THOUSAND DOLLARS ($2,070,000.00). This obligation will not bear interest. Payment shall be made to the Payee in the following amounts on the following dates:

        	Payment Date		Amount Due

        	July 8, 2005		$400,000
        	September 1, 2005	$560,000
        	November 1, 2005	$560,000
        	December 15, 2005	$550,000

     In the event of a Material Breach of this Agreement, the Payee may declare the entire principal amount of this obligation immediately due and payable by written notice to each of the Obligors, which shall be effective two business days after delivery to an overnight courier of national reputation addressed to each of the Obligors or the Payee may directly invoke any of the Default provisions in the Stock Pledge Agreement. For this purpose, a "Material Breach" means either (a) the failure of the Obligors to have any of the payments required hereunder delivered in clear funds by wire to the Escrow Agent on the due dates specified above, or (b) a breach by any of the Obligors or by Centale, Inc. of a covenant in the Stock Purchase Agreement pursuant to which this Secured Note was issued.

     The obligation of the Obligors hereunder is secured by the terms of a Stock Pledge Agreement made on this same date.

     The shares of common stock which have been and will be pledged pursuant to the Stock Pledge Agreement and any additional or substitute collateral which the Obligors may deliver to the Escrow Agent pursuant to the Stock Pledge Agreement shall provide the sole source of funds to pay any amounts for which the Obligors may be liable pursuant to this Secured Note. No recourse may be had against any of the Obligors for any such amounts.

     This Secured Note may be executed in counterparts, each of which shall be binding against the individuals who executed it, and which together shall make one instrument.

/s/ Patrick T. Parker                         /s/ Jon DeYoung
--------------------------                    -------------------
Patrick T. Parker                             Jon DeYoung

/s/ Kenneth Keller                            /s/ Juan Ferreira
--------------------------                    -------------------
Kenneth Keller                                Juan Ferreira

/s/ Bonnie Philipps
--------------------------
Bonnie Philipps


STATE OF FLORIDA; COUNTY OF BROWARD} ss.:

	On June 2, 2005 before me personally came Patrick T. Parker, to me known, and known to me to be the individual described in, and who executed the foregoing Secured Note, and duly acknowledged to me that he executed the same.


______________________________

Notary Public




STATE OF FLORIDA; COUNTY OF BROWARD} ss:

        On June2, 2005 before me personally came Juan Ferreira, to me known, and known to me to be the individual described in, and who executed the foregoing Secured Note, and duly acknowledged to me that he executed the same.


_____________________________

Notary Public


STATE OF NEW YORK; COUNTY OF ERIE}  ss.:

	On June 2, 2005 before me personally came Jon DeYoung, to me known, and known to me to be the individual described in, and who executed the foregoing Secured Note, and duly acknowledged to me that he executed the same.


______________________________

Notary Public


STATE OF NEW YORK; COUNTY OF ERIE} ss.:

	On June 2, 2005 before me personally came Kenneth Keller, to me known, and known to me to be the individual described in, and who executed the foregoing Secured Note, and duly acknowledged to me that he executed the same.


______________________________

Notary Public



STATE OF NEW YORK; COUNTY OF ERIE} ss:

        On June 2, 2005 before me personally came Bonnie Philipps, to me known, and known to me to be the individual described in, and who executed the foregoing Secured Note, and duly acknowledged to me that she executed the same.

______________________________

Notary Public